UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

ACTIS GLOBAL VENTURES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-49661	98-0358887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 1905 Aston Avenue, Suite 101, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 448-2498

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 16, 2007, the registrant was advised by its Independent Registered Public Accounting Firm, Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), that no further reliance should be placed on (1) the previously filed financial statements and related audit report dated April 14, 2006 contained in the registrant’s Form 10-KSB for the year ended December 31, 2005, and on (2) any previously filed financial statements for any of the interim periods contained in the registrant’s Forms 10-QSB for the quarters ended March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006.

The financial statements for the year ended December 31, 2005 and the interim financial statements contained in the registrant’s Forms 10-QSB for the quarters ended March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, did not include any penalties, liquidating damages and default interest as was required under the registrants’ 8% and 12% Convertible Notes (the “Notes”) for failure to meet certain covenants under the Notes agreements. Further, the interim financial statements for each of the three months in the nine-month period ended September 30, 2006 should have included an embedded derivative liability at its fair value, amortization of the discount arising from the embedded derivative, and adjustments for changes in fair value of the embedded derivative at the end of each quarterly reporting period. A more complete description of the financial statement impacts of these accounting errors is included in the Form 10-KSB for the year ended December 31, 2006 filed on April 17, 2007.

These errors were not detected and corrected until the fourth quarter of 2006. The registrant has restated the financial statements for the year ended December 31, 2005 included in the Form 10-KSB for the year ended December 31, 2006. The registrant will need to restate the quarterly reports on Form 10-QSB for the interim periods referred to earlier but at the present time is unable to predict when this will be accomplished.

The registrant’s Acting Chief Financial Officer, discussed the contents of this report with the engagement partner of Squar Milner prior to filing this report on Form 8-K. On April 24, 2007, the Board of Directors of the registrant concluded the aforementioned financial statements should not be relied upon and approved the filing of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIS Global Ventures, Inc.

Date: April 24, 2007	By:	/s/ RAY W. GRIMM, JR.

Ray W. Grimm, Jr. Chief Executive Officer, Acting Chief Financial Officer